UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2018

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of Incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Amendment

On October 22, 2018, the Company, as borrower, certain of  the Company’s affiliates signatory thereto, as guarantors, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as a Term B-5 Lender, and the other lenders party thereto entered into a Sixth Amendment (the “Sixth Amendment”) to the credit agreement governing the Company’s existing term loan credit facility, dated as of April 12, 2012 (as amended by the First Amendment, dated as of February 15, 2013, the Second Amendment, dated as of February 6, 2014, the Incremental Agreement No. 1, dated as of August 13, 2015, the Fourth Amendment, dated as of October 14, 2016, the Fifth Amendment, dated as of August 31, 2017, the “Existing Term Loan Facility”, and, as further amended by the Sixth Amendment, “Amended Term Loan Facility”).

Pursuant to the Sixth Amendment, the Company amended its Existing Term Loan Facility to, among other things, refinance the existing Term B-3 Loans and Term B-4 Loans with a new tranche of term loans (the “Term B-5 Loans”) in an aggregate principal amount of $1,070 million.

The Term B-5 Loans bear interest at an applicable margin of 1.75% for Eurocurrency Loans (as defined in the Amended Term Loan Facility) and 0.75% for base rate borrowings.  The Term B-5 Loans amortize in equal quarterly installments in aggregate annual amount equal to 1.00% of the original principal amount and will mature on October 17, 2023.

The terms of the Amended Term Loan Facility are substantially the same as those of the Existing Term Loan Facility, subject to certain technical amendments and the matters discussed herein.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, a copy of which will be filed as an exhibit no later than with our Quarterly Report on Form 10-Q for the fiscal quarter ended October 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2018	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2018	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary